                                                            Exhibit No. 10(a)(1)


                           WAIVER AND FIRST AMENDMENT
                           --------------------------

     WAIVER AND FIRST AMENDMENT, dated as of April 18, 1994 (this "Amendment"),
                                                                   ---------
to the Credit Agreement, dated as of December 8, 1993 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ICF
                                              ----------------
KAISER INTERNATIONAL, INC. a Delaware corporation (the "Company"), the lenders
                                                        -------
parties thereto (the "Lenders") and CHEMICAL BANK, a New York banking
                      -------
corporation, as agent (in such capacity, the "Agent").
                                              -----

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company, the Lenders and the Agent are parties to the Credit Agreement; and

     WHEREAS, the Company has requested that the Lenders and the Agent agree to amend certain provisions of the Credit Agreement, and the Lenders and the Agent are agreeable to such request upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Company, the Lenders and the Agent hereby agree as follows:

     1.  Definitions:  All terms defined in the Credit Agreement shall have such
         -----------
defined meanings when used herein  unless otherwise defined herein.

     2.  Amendment of Subsection 1.1.  Subsection 1.1 of the Credit Agreement is
         ---------------------------
hereby amended by (a) deleting therefrom in its entirety the definition of "Unbilled Accounts Receivable" and (b) deleting therefrom in its entirety the definition of "Borrowing Base" and inserting in lieu thereof the following new definition:

     "'Borrowing Base':  on any date of determination, 85% of Eligible
       --------------
     Billed Accounts Receivable of the Borrower and its Domestic Subsidiaries."

     3.  Waiver of Subsection 7.1(a) and 7.1(b).  The Agent and the Lenders
         --------------------------------------
hereby waive the provisions of each of subsection 7.1(a) and 7.1(b) of the Credit Agreement for the period of four fiscal quarters ended February 28, 1994, provided, that the foregoing waiver shall only be effective if the Fixed Charge
- - --------
Coverage Ratio for the period of four fiscal quarters ended February 28,1994 was not less than 0.60 to 1.0.

     4.  Amendment of Subsection 2.1.  Subsection 2.1 of the Credit Agreement
         ---------------------------
is hereby amended by deleting in its
entirety paragraph (a) of such subsection and inserting in lieu thereof the following new paragraph (a):

     "(a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Loans") to the Borrower from time
                                             -----
     to time during the Commitment Period in an aggregate principal amount at any one time outstanding which (i) does not exceed such Lender's Commitment Percentage of $20,000,000 and (ii) when added to such Lender's Commitment Percentage of the then outstanding L/C Obligations, does not exceed the lesser of (A) the amount of such Lender's Commitment or (B) such Lender's Commitment Percentage of the Net Borrowing Base at such time. During the Commitment Period the Borrower may use the Commitments by borrowing, prepaying the Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof."

          5.  Amendment 3.1.  Subsection 3.1(a) of the Credit Agreement is
              -------------
hereby amended by deleting in its entirety paragraph (a) of such subsection and inserting in lieu thereof the following new paragraph (a):

          "(a) Subject to the terms and conditions hereof, the Issuing Bank, in reliance on the agreements of the other Lenders set forth in subsection 3.4(a), agrees to issue letters of credit ("Letters of Credit") for the
                                                 -----------------
     account of the Borrower on any Business Day during the Commitment
     Period in such form as may be approved from time to time by the Issuing Bank; provided that the Issuing Bank shall have no obligation to issue or
           --------
     extend or renew any Letter of Credit if, after giving effect to such issuance, extension or renewal, the sum of the Loans and L/C Obligations then outstanding would exceed the lesser of (i) the aggregate Commitments then in effect and (ii) the Net Borrowing Base then in effect; provided,
                                                                    --------
     further, that at no time shall L/C Obligations denominated in currency
     -------
     other than Dollars equal, in the aggregate, an amount greater than an amount equal to 20% of the total L/C Commitment at such time; and provided,
                                                                       --------
     further, that for the purposes of calculating the amount of L/C Obligations
     -------
     at any time, the amount of any L/C Obligation denominated in currency other than Dollars shall be calculated using the Dollar equivalent of such currency at such time as determined by the Agent."

          6.  Amendment of Subsection 5.2.  Subsection 5.2 of the Credit
              ---------------------------
Agreement is hereby amended by redesignating paragraph (c) thereof as paragraph
(d) and by adding before such paragraph (d) the following new paragraph (c):

          "(c)  Certificate.  In the case of each Loan, the Agent shall have
                -----------
     received a certificate of a Responsible Officer of the Company certifying that after giving effect to any such Loan and the application of the proceeds thereof on the requested dated of such Loan, the aggregate amount of cash, Cash Equivalents and other similar short term investments, if any, of the Company and its Subsidiaries on a consolidated basis at such requested date of such Loan, other than an amount up to $2,000,000 representing such cash, Cash Equivalents and other similar short term investments held in the ordinary course of business in accounts located outside of the United States, shall not exceed $10,000,000, all without the Company's having made any changes in the historical practices of the Company and its Subsidiaries concerning working capital and cash management or payment of Indebtedness or other obligations."

          7.  Amendment of Subsection 6.2.  Subsection 6.2 of
              ---------------------------
the Credit Agreement is hereby amended by redesignating paragraph (h) thereof as paragraph (i) and by adding before such paragraph (i) the following new paragraph (h):

          "(h) within 30 days after the end of each calendar month, a summary report of the operating performance of the Company and its Subsidiaries n a consolidated basis for such calendar month and the balance of cash, Cash Equivalents and other short term investments of the Company and its Subsidiaries on a consolidated basis at the last day of such month, including such supporting detail as the Agent shall reasonable require and certified by a Responsible Officer as being reasonably compiled in good faith; and"

          8.  Amendment of Subsection 7.1.  Subsection 7.1 of the Credit
              ---------------------------
Agreement is hereby amended by deleting in their entirety paragraphs (a) and (b) of such subsection and inserting in lieu hereof the following new paragraphs (a) and (b):

          "(a)  Fixed Charge Coverage.  Permit the ratio of (x) Adjusted
                ---------------------
     Consolidated Net Income to (y) Consolidated Fixed Charges (i) for any fiscal quarter ending during any "Test Period" set forth below, to be less than the ratio set forth opposite such period below:

                                              Fixed Charge
          Test Period                        Coverage Ratio
          -----------                        --------------
     March 1, 1994 through May 31, 1994       0.9:1.0
     June 1, 1994 through November 30, 1994   1.0:1.0; or

          (ii) for any period of four consecutive fiscal quarters ending after November 30, 1994, to be less than 1.1:1.0.

          (b) Interest Coverage.  Permit the ratio of (x) the sum of
              -----------------
          Consolidated Net Income plus income taxes deducted in determining such Net Income plus Consolidated Interest

     Expense to (y) Consolidated Interest Expense; (i) for any fiscal quarter ending during any "Test Period" set forth below, to be less than the ratio set forth opposite such period below:

                                                  Interest
          Test Period                          Coverage Ratio
          -----------                          --------------
     March 1, 1994 through May 31, 1994               1.1:1.0
     June 1, 1994 through November 30, 1994           1.2:1.0; or

          (ii) for any period of four consecutive fiscal quarters ending during any "Test Period" set forth below, to be less than the ratio set forth opposite such period below:

                                                  Interest
          Test Period                          Coverage Ratio
          -----------                          --------------
December 1, 1994 through August 31, 1995         1.1:1.0
Thereafter                                       1.2:1.0; or

          9.  Amendment of Section 8.  Section 8 of the Credit Agreement is
              ----------------------
hereby amended by inserting in paragraph (c) thereof, immediately before the phrase "subsection 6.10", the phrase "subsection 6.2(h),".

          10.  Representations; No Default.  On and as of the date hereof, and
               ---------------------------
after giving effect to this Amendment, the Company confirms, reaffirms and restates that the representations and warranties set forth in Section 4 of the Credit Agreement and in the other Loan documents are true and correct in all material respects, provided that the references to the Credit Agreement therein
                   --------
shall be deemed to be references to this Amendment and to the Credit Agreement as amended by this Amendment.

          11.  Conditions of Effectiveness.  This Amendment shall become
               ---------------------------
effective on and as of the date (the "Amendment Effective Date" that the
                                      ------------------------
following conditions precedent are satisfied:

          (a) The Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Company, the Agent, and the Required Lenders, along with the written consent of each Subsidiary Guarantor in the form attached hereto.

          (b) The Company shall have paid to the Agent for the account of each Lender an amount equal to 1/4 of 1% of such Lender's Commitment in effect on the Amendment Effective Date after giving effect to this Amendment.

          12.  Limited Amendment.  Except as expressly waived and amended
               -----------------
herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreement referred to therein, as the same may be amended from time to time.

          13.  Costs and Expenses.  The Company agrees to pay or reimburse the
               ------------------
Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.

          14.  Counterparts.  This Amendment may be executed by one or more of
               ------------
the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          15.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                 ICF KAISER INTERNATIONAL, INC.

                                 By:
                                    ------------------------
                                      Title


                                    CHEMICAL BANK, as Agent, as
                                 and as a Lender


                                 By:
                                    ------------------------
                                    Title


                                    CHEMICAL BANK DELAWARE, as an Issuing Bank

                                    THE BANK OF TOKYO, LTD.,
                                      NEW YORK AGENCY


                                 By:
                                    ------------------------
                                    Title


                                    AMERICAN SECURITY BANK


                                 By:
                                    ------------------------
                                    Title


                                 BHF-BANK


                                 By:
                                    ------------------------
                                    Title


                                 By:
                                    ------------------------
                                    Title


                                 THE BANK OF NOVA SCOTIA


                                 By:
                                    ------------------------
                                    Title


                                 BANCA COMMERCIALE ITALIANA
                                   NEW YORK BRANCH


                                 By:
                                    ------------------------
                                    Title


                                 By:
                                    ------------------------
                                    Title


                                 THE FUJI BANK, LIMITED


                                 By:
                                    ------------------------
                                    Title

                                 CORESTATES BANK, N.A.


                                 By:
                                    ------------------------
                                    Title

                                    CONSENT



       Each of the undersigned Subsidiary Guarantors hereby consents and agrees to the provisions of the foregoing Amendment, and hereby affirms that upon the effectiveness of the foregoing Amendment, each Loan Document to which it is a party shall continue to be, and shall remain, in full force and effect.



                            CLEMENT INTERNATIONAL CORPORATION


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            CYGNA GROUP, INC.


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            EXCELL DEVELOPMENT CONSTRUCTION,
                              INC.


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            ICF CONSULTING ASSOCIATES, INC.


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative

                            ICF INCORPORATED


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            ICF INFORMATION TECHNOLOGY, INC.


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            ICF KAISER ENGINEERS GROUP, INC.


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            ICF KAISER ENGINEERS, INC.


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative

                            ICF RESOURCES INCORPORATED


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            ICF TECHNOLOGY INCORPORATED


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            KAISER ENGINEERS HANFORD COMPANY


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            ICF LEASING CORPORATION, INC.


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            PHASE LINEAR SYSTEMS INCORPORATED


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            TUDOR ENGINEERING COMPANY


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative

                            HENRY J. KAISER COMPANY


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            ICF KAISER ENGINEERS (CALIFORNIA)
                              CORPORATION


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative

                            KAISER ENGINEERS AND CONSTRUCTORS,
                              INC.


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            KAISER ENGINEERS INTERNATIONAL,
                              INC.


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            KE LIVERMORE, INC.


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative

                            ICF KAISER ENGINEERS MASSACHUSETTS,
                              INC.


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            ICF KAISER HOLDING UNLIMITED, INC.


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            ICF KAISER ENGINEERS CORPORATION


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            KE SERVICES CORPORATION


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative


                            ICFCORP INTERNATIONAL, INC.


                            By:
                               ----------------------------
                               Title: Authorized
                                      Representative